www.gmxresources.com www.gmxresources.com The date of these presentation materials is June 7, 2007 v01 Non-deal Road Show NASDAQ Global Select Market GMXR GMXR GMXR Exhibit 99.1

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements.  They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels.  These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond
the control of the company.    Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks.  For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors.  It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs.  Accordingly, there is no assurance that the drilling schedule will occur as projected.  GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

Smith
Cherokee
Rusk
Gregg
Harrison
Panola
Caddo
Bossier
De Soto
7 Rigs Drilling Cotton Valley Gas Resource Play, Sabine Uplift, E. TX
Rapidly Growing “Pure Play” E&P Co.
(1) YE06 locations 40 acre density total; includes unit leasing & unitization * Production data from IHS Dwights, February 2007.
Carthage North Field; Panola & Harrison Co.; Cotton Valley Sands, Gas Shales, Travis Peak (Hosston)  Sands, Pettit Sands & Limes

1Q07 Financial Results
Record oil & gas production 1.79 BCFE
Up 109% from .857 in the 1Q06; sequentially up 28%
Higher: Production
Revenues
Record oil & gas sales amount $13.2 million
Up 97% from $6.7 million in 1Q06; sequentially up 29%
Lease operating expense $.89 MCFE
Up 9% from $.82 MCFE in the 1Q06
Sequentially down 21% from $1.13 MCFE in the 4Q06
Production & severance taxes $.28 MCFE
Down 47%; from $.53 MCFE in the 1Q06
General & administrative expenses $.99 MCFE
Down 30%, from $1.41 in 1Q06
Sequentially down 32% from $1.46 per MCFE in the 4Q06
Record Non-GAAP discretionary Cash Flow of $9.3 million
Up 107%, compared to $4.5 million in 1Q06
Diluted earnings per share $.21; up 11%, from $.19 in the 1Q06
LOE; Tax; G&A
Lower Costs per Unit:
= Excellent Qtr.

5
0

10
15
20
25
Mar-
04
Jun-
04
Sep-
04
Dec-
04
Mar-
05
Jun-
05
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
(1)
Proved Reserves Proved Reserves
53
64.3
162
258
372
0
50
100
150
200
250
300
350
400
2003 2004 2005 2006 2007 (2)
(1)
Company Guidance
(2)
Analyst Proved Reserved Forecast Average
(3)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
1.124
1.231
2.220
8.600
4.300
0
1
2
3
4
5
6
7
8
9
2003 2004 2005 2006 2007 (1)
Production Production
0 Rigs
0 -2 Rigs
1 -4 Rigs
4 -8 Rigs
7-8 Rigs
0
2
4
6
8
10
12
Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07
Wells Drilled
Net Wells
Wells Drilled / Net Wells Wells Drilled / Net Wells
“Pure
“Pure
Play”
Play”
Low
Low
Risk
Risk
Resource
Resource
–
–
Sabine
Sabine
Uplift
Uplift
100% Drilling Success 162 GMXR Cotton Valley Wells; 41 Year Lives
(3)
Daily Avg. / Qtr. Daily Avg. / Qtr.
62% Operated Production 62% Operated Production

Steady Organic Growth Natural Gas
(1)
(1) 2Q07 & YE07 are Company estimates
1Q07 1.79 BCFE vs. 1Q06 0.86 BCFE 109% Increase
2Q07 2.00 BCFE vs. 2Q06 0.92 BCFE 117% Increase
YE07 8.60 BCFE vs. YE06 4.30 BCFE 100% Increase
2.0
1.8
0.0
0.5
1.0
1.5
2.0
1Q05 3Q05 1Q06 3Q06 1Q07
Production Growth / Qtr.
Production Growth / Qtr.

YE05 $11.225 mmbtu $61.04 bbl
YE06 $6.29 mmbtu $61.05 bbl
Pricing
Building Shareholder Value
(1) Sproule Associates, Inc. 12/31/04 & 12/31/05
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
YE 07
Ferris, Baker Watts, Inc. 2/27/07 388 BCFE
Sidoti & Company, LLC 2/21/07 387 BCFE
Pritchard Captial Partners, LLC 4/18/07 375 BCFE
Pickering Energy Partners, Inc. 5/9/07 364 BCFE
Howard Weil, Inc. 2/13/07 345 BCFE
A.G. Edwards & Sons, Inc. 4/17/06
Capital One Southcoast, Inc. 4/7/06
(3) Analyst's Proved Reserves Forecast
53
64
162
258
372
0
50
100
150
200
250
300
350
400
450
YE03 YE04 YE05 YE06 YE07 (3)
Reserve Growth
Reserve Growth
YE07
372 BCFE
(3)
44% Increase
YE06
258 BCFE
(2)
59% Increase
YE05
162 BCFE
(1)
153% Increase

(1)
2007 are Company estimates based on past rig performance, estimated prices and existing contracts.    V = Vertical
100% CAPEX for Drill Bit Growth!
(1)
62% Operated Production
2007 7-8 Rigs
(1)
Upper Cotton Valley Sand - Vertical Wells
(inc. 6-20 Acre Loc)
Travis Peak - Hosston / Pettit Twins
UCV & LCV - Horizontal Wells
Drilling & Completion Cost
$129.0 mm
Pipeline, Compressors & Other Equipment
$16.0 mm
Total Estimated CAPEX $145.0 mm
GMXR CAPEX
Gross / Net
2 /  1.0
106 /60.0
11 /  8.0
Actual Expenditures 1Q07
Horizontal Completions $7.7 mm
Drilling Rigs Costs $1.1 mm
Pipeline, Compressors & Other Equipment
$3.0 mm
Drilling & Completion Costs
$29.7 mm
Total 1Q07 CAPEX $41.5 mm
Non-Recurring
2007
est. Well Additions
1Q07
actual Well Additions
119 gross / 69.0 net
27 gross / 16.4 net

CAPEX Funding 2007
(1) Capital expenditures may increase or decrease depending on commodity prices, service companies costs and number of wells drilled.
(2) Reflects net proceeds of $65.5 million from 2 million share common stock offering on February 7, 2007.
Balance Sheet Summary
Order of Preference Future Funding:  1) Bank Debt   2) Other Debt
“Non-Dilutive”
Financial & CAPEX Highlights
Actual Actual
($ in thousands) 12/31/2006 3/31/2007
Cash and Cash Equivalents $4,960 $3,378
Oil & Natural Gas Properties $157,300 $191,984
Total Assets $210,323 $246,456
Long-Term Debt $41,820 $12,751
Shareholders Equity $131,481 $196,928
LTD to Equity 31.81% 6.50%
Low Leverage
CAPEX
(1)
$145 mm
Bank Debt (Add'l) $35 mm
Equity
(2)
($34.82) $65 mm
Cash Flow & Working Capital $50 mm
Total $150 mm
Net $5 mm

2007 Drilling Plan & Update
(1)
Carthage North GMXR / PVA Joint Venture
Map as of  June 2007.  CV wells only.
Wells < 8500’ omitted.
(1)
Company internal estimates;  Schedule dependant upon rig efficiency.   Number of wells to be drilled in all areas are estimated.  Net ownership of wells will increase by leasing & unitization. Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs & 30-45 days spud to spud for horizontal wells, updated 6/8//07.
JV 30% Area -
GMXR
30% WI
Vertical Program
•Drill 36 gross / 11 net
Vertical UCV Wells
•Drill 2 gross/.6 net Travis Peak Twins
•YTD 16 gross/ 4.8 net Vertical UCV Wells
•Total 91 gross / 29 net
GMXR
100% Area - 100% WI
Vertical Program
•Drill
28 gross & net Vertical UCV Wells
•Drill 5 Travis Peak Twins
•YTD 13 gross & net
•Total 40 gross & net
JV 50% Area –
GMXR
50% WI
Vertical Program
• •
Drill 42 gross / 21 net
Drill 42 gross / 21 net
Vertical UCV Wells
•
Drill 2 gross/1 net
Drill 2 gross/1 net
Horizontal UCV&LCV
• Drill 4 gross /2 net Travis Peak Twins
•YTD 15 gross / 7.5 net
•Total 31 gross / 15 net
Horizontal Well
Permitted Wells
20 Acre Well Location
CV Gas Well
JV 30% Area
GMXR 100% Acreage
JV 50% Area
1
st
20 Acre Pilot
Blocker Heirs #9D
1,861 mcfg 24 hr. IP

Gas Shows
28
Pettit
41
Travis Peak /
Hosston Sands
Estimated
Gas-in-Place
Per 640 Acres
Lower TP Sands
Stroud Sands
BCD Sands
8 BCFE
Davis Sands
26.6 BCFE
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville/Smackover
50
Tight Limes
210
*
492
Gas Shales
34 BCFE
100 BCFE
139
Conventional
Reservoirs
Multiple Targets:
(BCFE)
(1)
20 Acre Spacing, Approved
Not included in 3P
* 4-8% of Gas in Place
40 Acre
Spacing
(1) Company internal estimates of unproved reserves. 40 Acre spacing or larger.
960 BCFE 3P Reserves
Middle TP Sands
Yellow
Sand or Lime
Orange
Silt
Purple
predominantly
Shale
Open Hole
Mud Log
High Quality Conventional & Unconventional Resources

* Production data from IHS Dwights, February 2007
Harrison County Cotton Valley Sands *
1088 Active Wells 1957 Jan. (50 Yrs Old);
Shelby Opr. Inc. A.G. Birdwell #2
API 42-203-01587; 2.35 BCFE
22 Wells Over 30 Yrs Old
Cotton Valley
Regional Production
Harrison County Cotton Valley Sands *
498 Wells 9 – 50 Yrs Old   Production Average to Date:  1.14 BCFE – Still Increasing
144 Wells Have Produced from 1.3 BCFE – 9.6 BCFE
East Texas East Texas
Smith
Cherokee
Gregg
Rusk
Harrison
Panola
Caddo
Bossier
De Soto
Cotton Valley Well

100
1,000
10,000
100,000
1 26 51 76 101 126 151 176 201 226 251 276 301 326 351 376 401 426 451 476
CVS Well Count
9 to 19 Yrs 20 to 29 Yrs =>30 Yrs
Average 1142 mmcfe – Still Increasing @ 83 mcfgpd!
(1)
(1) Chart Production data from IHS Dwights, November 2006.
Harrison County, All CVS Wells > 9 Yrs Old
Wells
Completed Dates
Avg. Daily Prod.
12/06
< 9 Yrs. 1/99 - 12/06 238 mcfe 635 Wells
9 - 19 Yrs. 4/87 - 12/98 89 mcfe 247 Wells
20 - 29 Yrs. 4/77 - 3/87 72 mcfe 136 Wells
30+ Yrs. 1/55 - 3/77 65 mcfe 12 Wells

10
100
1,000
10,000
100,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22
CVS Well Count
Harrison County, All CVS Wells => 30 Yrs Old
Average 937 mmcfe – Still Increasing!
(1)
100
1,000
10,000
100,000
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181
CVS Well Count
Harrison County, All CVS Wells 20-29 Yrs Old
Average 1194 mmcfe – Still Increasing!
(1)
100
1,000
10,000
100,000
1 21 41 61 81 101 121 141 161 181 201 221 241 261 281
CVS Well Count
Harrison County, All CVS Wells 9-19 Yrs Old
Average 1124 mmcfe – Still Increasing!
(1)
100
1,000
10,000
100,000
1 26 51 76 101 126 151 176 201 226 251 276 301 326 351 376 401 426 451 476
CVS Well Count
9 to 19 Yrs 20 to 29 Yrs =>30 Yrs
Harrison County, All CVS Wells  9 - 50 Yrs Old
Average 1142 mmcfe – Still Increasing!
(1)
65 mcfgpd   1% 10 Yr. Avg. Decline
72 mcfgpd   2% 10 Yr. Avg. Decline
89 mcfgpd   2% 10 Yr. Avg. Decline
83 mcfgpd
(1) Chart Production data from IHS Dwights, November 2006.

0
500
1000
1500
2000
2500
3000
1 31 61 91 121 151 181 211 241 271 301 331 361 391 421 451 481 511
Days
CVS Well Count
0
500
1000
1500
2000
2500
3000
3500
4000
(1) Production data are CVS Wells from Completions during 2004 – Mar. 13,
2007, 24 hours days only & exclude partial days and shut ins.
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Vertical Wells Only
(3) Internal estimates, work in progress one square mile  Daily Production
Data for CVS Wells completed in 2004 – Mar. 2007
(4) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Sproule Associates, Inc.
12/31/01 - 12/31/05.
CVS EUR YE06
(2)
104 CVS Production Histories with CVS Average Curve
Gas Recovery Per Layer Per 640 Acres (M²)
(3)
UCV:  Gas in Place        per 640 Acres 60 BCFE
Gas Recoverable per 640 Acres 42 BCFE (e70%)
LCV:  Gas in Place        per 640 Acres 100 BCFE
Gas Recoverable per 640 Acres     8 BCFE (e8%)
1.33 1.24 1.1 0.9 0.7
0.5
0
0.25
0.5
0.75
1
1.25
1.5
2001 2002 2003 2004 2005 2006
YE EUR
0
100
200
300
400
500
600
700
Total CVS Wells Total CVS Wells
YE Estimates for CVS Reserves have increased for
6 Consecutive Years Due to Production Performance
YE Proved Reserves EUR Average per CVS Well (4)
GMXR Operated Wells
PVOG Operated Wells
CVS EUR YE06
(2)
748
82
974
0
250
500
750
1000
30 Days 60 Days 90 Days
Carthage, North JV & 100% Areas Carthage, North JV & 100% Areas
104 CVS Wells 1st
104 CVS Wells 1st
st
90 Days Production 90 Days Production (1)

* Production data from IHS Dwights, February 2007
East Texas East Texas
Smith
Cherokee
Gregg
Rusk
Harrison
Panola
Caddo
Bossier
De Soto
Harrison County Travis Peak / Pettit *
1,460 Active Producers  Oldest Producer 12/3/1924
Lake PG Inc. Bryson #B-1 API 42-203-01373
1939 - 1941 Nine DVN Wells
Devon Energy Product Jim Davis #1 API 42-203-01153
292 Wells 50 Yrs – 83 Yrs   288 Wells 30 Yrs – 49 Yrs
Harrison County Travis Peak / Pettit *
Average Production to Date 1.21 BCFE – Still Producing!
30-83 Year Old Lives So Far
Travis Peak, Pettit &
Other Shallow Production

Travis Peak /Pettit
Upper
Cotton
Valley
Upper
Cotton
Valley
Flex Rig
Well Depth 7,000' 10,000' 10,000'
Completed Well Cost $.8 mm
EUR BCFE 1-1.34 gross / .8-1.07 net
PUD's F&D Costs $.0.75 - $1.00
Vertical Well
1.33 gross / 1.07 net
$1.63
$1.73 mm
Pure Play Gas Farming Stats
TP/P UCV UCV-Flex
Spud to TD 9 Days 15 Days 10 Days
Spud to Spud 15 Days 22 Days 18 Days
Spud to Sales 30 Days 31 Days 24 Days
Fracture Stimulation Stim Perf 1-2 Stages 2 Stages
Stage Types
Economic Life 41 years
10,000 bbls slickwater/350,000 # tmp sd/@ 55 bpm
Performance
(1) See definition in Glossary of Terms for F&D Costs.  EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. CWC are company estimates for 2007. Net revenue avg. is 81%.  Travis Peak / Pettit EUR based on 2006 drilling results & avg. CUM in Harrison Co.
(1)
(1)
(1)

Net
1P
258 BCFE Proved 2006
(1)
PUDS: CVS 264 gross / 160 net 176 BCFE   2:1 Producers
9 TP/P gross & net             5 BCFE
60% GMXR Operated
2P
504 BCFE
Probable
(2)
Probable CVS 333 gross / 203 net (40 Acres)
3P
198 BCFE Possible
(2)
Total 3P
960 BCFE
Upside 420 BCFE 20 Acre CVS 716 gross / 419 net
(1)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule
Associates, Inc.
(2)
01/25/07 Company internal projections. EUR for 80s & 40s  are the same.
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
YE 07
Ferris, Baker Watts, Inc. 2/27/07 388 BCFE
Sidoti & Company, LLC 2/21/07 387 BCFE
Pritchard Captial Partners, LLC 4/18/07 375 BCFE
Pickering Energy Partners, Inc. 5/9/07 364 BCFE
Howard Weil, Inc. 2/13/07 345 BCFE
A.G. Edwards & Sons, Inc. 4/17/06
Capital One Southcoast, Inc. 4/7/06
Analyst's Proved Reserves Forecast

21 mmcfepd Net Production 6/11/07 – 7 Day Average
GMXR
32 mmcf/d; 62 mmcf/d by YE07; Current: 100% Area Production 15 mmcfg/d
PVOG 50 mmcf/d; 80 mmcf/d by 9/07; Current: JV Area Production 30 mmcfg/d
Take Away Capacity
(2)
:
6 -
20 Acre Pilot Tests have Begun by GMXR
1
st
20 Acre Pilot Well Blocker Heirs 9D; 24 Hr. I.P. 1,861 mcfepd
No effect on production of immediate offsets
YE06 95 miles of Pipelines & 24 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines
(1)
YE07   Expansion 15 miles Pipelines & 4 miles of ROW
Recent Developments and Plans
(1) Endeavor Pipeline wholly owned subsidiary of GMXR
(2) From well head to delivery points within all 3 AMIs
20 Acre Development in Area Continuing
HK/KCS, Devon & XTO
New Field Rules 20 acre density, 600’ well separations, 467’ from lease line
Potentially Doubles CVS Locations to 1,432 gross / 838 Net
20 Acre Optional Drilling Units for Carthage North Field – Final Order Issued

Resource Play Activity
Land Office Marshall, TX; Field Office 12,000 sq. ft. & 40 Acres Yard
16 New CV Gas Units Formed in 2006
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$500 - $700 per acre Bonus & Brokerage
10,000 mcfgpd Nat Gas Production Hedged thru 2008 @ $7.51 MMBTU
$8.00 Natural Gas Hedge 100,000 MMBTU per Month,
Houston Ship Channel thru July 2007
$7.46 Natural Gas Hedge 200,000 MMBTU per Month,
Houston Ship Channel thru December 2008
$7.60 Natural Gas Hedge 100,000 MMBTU per Month,
HSC August 2007 thru December 2008
CVS Horizontal Wells Completion Histories
(1)
Baldwin 5H IP 1.8 mmcfgpd
1  30 days 50,076 mcfg; 1,669 mcfgpd
2 30 days 39,808 mcfg; 1,327 mcfgpd
3 30 days 31,423 mcfg; 1,047 mcfgpd
4 30 days 27,340 mcfg;    911 mcfgpd
Cadenhead 6H IP 2.4 mmcfpd
1  30 days 58,178 mcfg; 1,939 mcfgpd
2 30 days 46,006 mcfg; 1,534 mcfgpd
Cadenhead 9H IP 2.5 mmcfgpd
1 30 days 61,644 mcfg; 2,055 mcfgpd
Map by Geomap Company, reprinted with permission
Carthage North 18 miles N-S x 8 miles wide
Baldwin 5H IP 1.8 MMCFPD;
Cadenhead 6H IP 2.4 MMCFPD
Cadenhead 9H      2.5 MMCFPD
Glen Rose
Pettit
Woodbine
Travis Peak
CVS
Lois Haygood #11
(1)
Less shut in and partial days as of May 1, 2007.
st
nd
rd
th
st
nd
st

Diamond Blue & Other Rigs Status
(1)
“DBD”
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Wells Drilled / Net Wells Wells Drilled / Net Wells
Operator Rigs Status
(Area)
Contract Term Depth
Drawworks
Horsepower
GMXR
DBD #7
(1)
Active
(100%)
GMXR
Owned
11,000' 1,000 HP
GMXR
DBD #11
(1)
Active
(100%)
GMXR
Owned
14,000' 1,000 HP
GMXR Unit Corp #309
Active
(100%)
Well by Well
GMXR
DBD #9
(1)
Rig Up 07/07
(100%)
GMXR
Owned
15,000' 1,200 HP
Currently wiring in E. TX Yard
PVA H&P Flex #188 Active
(JV50%)
90 Day Renewable
PVA GW Flex #102 Active
(JV50%)
3 yr thru 09
PVA H&P Flex #185 Active
(JV30%)
3 Well Renewable
PVA H&P #156 Active
(JV30%)
2 yr 6/05 - 6/07
0
2
4
6
8
10
12
Jan-
04
Mar-
04
May-
04
Jul-
04
Sep-
04
Nov-
04
Jan-
05
Mar-
05
May-
05
Jul-
05
Sep-
05
Nov-
05
Jan-
06
Mar-
06
May-
06
Jul-
06
Sep-
06
Nov-
06
Jan-
07
Mar-
07
May-
07
Wells Drilled
Net Wells

East Texas East Texas
Smith
Cherokee
Gregg
Rusk
Harrison
Panola
Caddo
Bossier
De Soto
Map depicts all wells, all depths.
Production data from IHS Dwights,
February 2007
GMXR’s
Cotton Valley Neighbors

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserves Purchase Price Average
1/1/2007 EXCO buys APC assets 466 BCFE $1,600 mm
$3.43 / mcfe
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm
$4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm
$3.57 / mcfe
4/21/2006 HK buys KCS 463 BCFE $1,900 mm
$4.10 / mcfe
Proved Reserve Metrics
$4.00 / mcfe
(1)
Metrics obtained from Company press releases, company conference calls & analyst’s reports
5/2/2006 DVN buys Chief 3P Reserves:
Proved $1.62 / mcfe
Prob & Pos $0.86 / mcfe Proved
$1.89 / mcfe
7/25/2006 EXCO buys Winchester from Progress 3P Reserves:
Proved $1.95 / mcfe Prob & Poss
Prob & Pos $1.44 / mcfe $1.09 / mcfe
10/31/2006 CHK buys Several Assets 3P Reserves:
Proved $2.10 / mcfe
Prob & Pos $0.98 / mcfe
3P Metrics
+
4/18/2007 PXP buys Laramie Assets for $946 mm / 36 mmcfepd
Daily Production Metric
$26,000 pmcfepd

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
SWN CRZO GDP DPTR PLLL HK UPL FST CRK GMXR
20%
40%
60%
80%
100%
120%
140%
160%
180%
1) Production Growth
GMXR Catalysts:
Note:  Based on 12/31/06 balance sheet information of growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  For
GMXR EV = current market cap as of  5/2/07 + (preferred stock + debt - cash & short term investments as of 3/31/07).   Current market cap of peer group is based on Nasdaq closing stock prices as of  June 7, 2007.
Average = $4.44
$2.11
High Growth E&P Peer Group
YE06
258 BCFE
2) Proved Reserve Growth
3) Exit Strategy

Analyst Contacts
Company Analyst Name Telephone Email
A.G. Edwards & Sons, Inc. Chris Pikul, CFA 303.436.1583 chris.pikul@agedwards.com
CapitalOne Southcoast, Inc. Christopher George 504.593.6141 christopher.george@capitalonebank.com
Richard Tullis 504.593.6118 richard.tullis@captialonebank.com
Ferris, Baker Watts, Inc. Richard Rossi 267.757.8773 rrossi@fbw.com
Joel Musante, CFA 917.400.7019 jmusante@fbw.com
Howard Weil, Inc. Jonathan Robert 504.582.2638 jonathanr@howardweil.com
Peter Kissel 504.582.2881 peterk@howardweil.com
Pickering Energy Partners, Inc. David Heikkinen 504.251.6181 dheikkinen@pickeringenergy.com
Marshall Carver IV 504.371.5564 mcarver@pickeringenergy.com
Pritchard Captial Partners, LLC Stephen F. Berman, CFA 212.682.7895 sberman@pritchardcaptial.com
Sidoti & Company, LLC Mark Lear, CFA 212.453.7027 mlear@sidoti.com

Glossary of Terms
1P Proved Reserves LCV Lower Cotton Valley
2P Probable Reserves MBbls One thousand barrels of oil
3P Possible Reserves MCF One thousand cubic feet of gas
bbl or bo barrel of oil MCFe One thousand cubic feet of gas equivalent
BCFE Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1 mcfepd One thousand cubic feet of gas equivalent per day
CAPEX Capital Expenitures MMCF One million cubic feet of gas
CCV Completed Cotton Valley MMCFe One million cubic feet of gas equivalent
CVS Cotton Valley Sand Well mmcfg Million cubic feet gas
CWC Completed Well Cost mmcfgpd Million cubic feet gas per day
E&P Exploration and Production PE Professional Engineer
Poss Possible Undeveloped Wells
Present Value
or PV
When used with respect to oil and gas reserves, present
value means the Estimated Future Net Revenues
Prob Probable Undeveloped Wells
PUD Proved Undeveloped Wells
PVA Penn Virginia Corporation
PVOG Penn Virginia Oil and Gas
Spud To begin drilling operations on a well
EUR Estimated Ultimate Recovery
TP/P Travis Peak / Pettit
TCFE Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent
JV Joint Venture
UCV Upper Cotton Valley
Takeaway
Capacity
The ability to move gas to a market for sale
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated
production, future development costs, and future
abandonment costs, using prices and costs in effect as of
the date of the report or estimate, without giving effect to non-property related expenses such as general and
administrative expenses, debt service and future income
tax expense or to deprecation, depletion and amortization.
Estimated
Future Net
Revenues
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated net EUR
per well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rigs.
F&D